Exhibit 99.4

March 3, 2010

Dear Max colleagues

It is my great pleasure to share with you exciting news for Max, its employees, shareholders and business partners. Max Capital and Harbor Point have agreed to combine through a merger of equals. As you will see in the attached press release and presentation, we believe the combination will bring many benefits to the employees and shareholders of both companies after its expected close in the second quarter of 2010.

In recognition of the truly transformational nature of this merger, the combined company will be branded as Alterra Capital Holdings Limited upon closing, and operating companies will be rebranded accordingly. Alterra means “high ground,” and we believe this is a fitting name for a company that will be a provider of superior security and a market leader. Alterra will trade under the symbol ALTE with approximately $3 billion of equity and with minimal financial leverage.

As you know, thanks to all of your efforts, Max is already a profitable, dynamic and growing company. We have effectively expanded our operations in recent years with the Max Specialty start-up, the acquisition of Max at Lloyd’s and the establishment of Max Latin America, as well as numerous smaller initiatives. Nevertheless, we believe there are advantages to being an even larger player in today’s property and casualty markets, where financial size is often considered a proxy for security and sustainability.

Harbor Point writes both short- and long-tail reinsurance business from offices in Bermuda (23 employees), Bernardsville, New Jersey (42 employees) and London (4 employees). In Harbor Point we have a partner that brings a great deal to the table — a very well-regarded and profitable Bermuda reinsurance company with complementary operations, a robust balance sheet and shareholders’ equity of $1.9 billion. Harbor Point’s CEO, John Berger, and his core team have one of the longest and best track records in the reinsurance business, including twenty years of superior underwriting performance prior to starting Harbor Point in 2005 — an excellent fit with Max’s own track record and team of exceptionally talented employees. Importantly, there is little overlap between our businesses, and, we expect to bring the operations together quickly and with minimal disruption after closing the transaction.

I am sure you will have numerous questions, many of which will be answered in the attached press release and presentation, and I encourage you to listen in to our joint investors’ conference call tomorrow at 8.00 a.m. EST, which will be webcast on maxcapgroup.com. Tomorrow, all staff will also be invited to attend meetings with senior managers at their own locations to discuss the merger.

I am very excited about the prospects for Alterra, a company that will have a superior foundation and be well positioned to capitalize on future market opportunities!

Sincerely,

/s/ Marty Becker
Marty Becker
Chairman and CEO

Cautionary Note Regarding Forward-Looking Statements:

This material includes statements about future economic performance, finances, expectations, plans and prospects of Max and Harbor Point, both individually and on a consolidated basis, that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in or suggested by such statements. For further information regarding cautionary statements and factors affecting future results of Max, please refer to the most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by Max with the Securities Exchange Commission (“SEC”) and, in the case of Harbor Point, please refer to its Annual Report for the year ended December 31, 2009 posted on its website at www.harborpoint.com. These documents are also available free of charge, in the case of Max, by directing a request to Max through Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations, at 441-295-8800 and, in the case of Harbor Point, by directing a request to Gayle Gorman, Senior Vice President, at 441-294-6743. Neither Max nor Harbor Point undertakes any obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

This material contains certain forward-looking statements within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about our beliefs, plans or expectations, are forward-looking statements. These statements are based on Max’s or Harbor Point’s current plans, estimates and expectations. Some forward-looking statements may be identified by use of terms such as “believe,” “anticipate,” “intend,” “expect,” “project,” “plan,” “may,” “should,” “could,” “will,” “estimate,” “predict,” “potential,” “continue,” and similar words, terms or statements of a future or forward-looking nature. In light of the inherent risks and uncertainties in all forward-looking statements, the inclusion of such statements in this material should not be considered as a representation by Max, Harbor Point or any other person that Max’s or Harbor Point’s objectives or plans, both individually and on a consolidated basis, will be achieved. A non-exclusive list of important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: (a) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (b) the adequacy of loss reserves and the need to adjust such reserves as claims develop over time; (c) the failure of any of the loss limitation methods the parties employ; (d) any lowering or loss of financial ratings of any wholly owned operating subsidiary; (e) the effect of competition on market trends and pricing; (f) cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (g) changes in general economic conditions, including changes in interest rates and/or equity values in the United States of America and elsewhere; and (h) other factors set forth, in the case of Max, in its recent reports on Form 10-K, Form 10-Q and other documents of Max on file with the SEC and, in the case of Harbor Point, in its Annual Report for the year ended December 31, 2009 posted on its website at www.harborpoint.com.

Risks and uncertainties relating to the proposed amalgamation include the risks that: (1) the parties will not obtain the requisite shareholder or regulatory approvals for the transaction; (2) the anticipated benefits of the transaction will not be realized; (3) the parties may not be able to retain key personnel; (4) the conditions to the closing of the proposed amalgamation may not be satisfied or waived; and (5) the outcome of any legal proceedings to the extent initiated against Max or Harbor Point or its respective directors and officers following the announcement of the proposed amalgamation is uncertain. These risks, as well as other risks of the combined company and its subsidiaries may be different from what the companies expect and each party’s management may respond differently to any of the aforementioned factors. These risks, as well as other risks associated with the amalgamation, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Registration Statement on Form S-4 to be filed by Max with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.

Additional Information about the Proposed Amalgamation and Where to Find It:

This material relates to a proposed amalgamation between Max and Harbor Point that will become the subject of a registration statement, which will include a joint proxy statement/prospectus, to be filed by Max with the SEC. This material is not a substitute for the joint proxy statement/prospectus that Max will file with the SEC or any other document that Max may file with the SEC or Max or Harbor Point may send to its shareholders in connection with the proposed amalgamation. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC OR SENT TO SHAREHOLDERS, INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT ON FORM S-4, AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED AMALGAMATION. All documents, when filed, will be available in the case of Max, free of charge at the SEC’s website (www.sec.gov) or by directing a request to Max through Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations, at 441-295-8800 and, in the case of Harbor Point, by directing a request to Gayle Gorman, Senior Vice President, at 441-294-6743.

Participants in the Solicitation:

Max and its directors and executive officers may be deemed to be participants in any solicitation of Max’s shareholders in connection with the proposed amalgamation. Information about Max’s directors and executive officers is available in the proxy statement dated September 9, 2009 for Max’s 2009 annual meeting of shareholders.

John Berger, Chief Executive Officer and President, and Andrew Cook, Chief Financial Officer, of Harbor Point, may also be deemed to be participants in any solicitation of Max’s shareholders in connection with the proposed amalgamation. Information about Mr. Berger and Mr. Cook will be available in a Form 8-K to be filed by Max on March 4, 2010 with the SEC.